EXHIBIT 17

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ ROBERT G. DAVIS                                June 25, 2003
--------------------------------                   -----------------------------
Robert G. Davis                                    Date
Trustee



On this 25th day of March, 2003, before me, Patricia McClain , the undersigned Notary Public, personally appeared Robert G. Davis, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
                                                   /S/ PATRICIA MCCLAIN
My Commission Expires:                             -----------------------------
                                                   Notary Public
August 17, 2003                                    State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ CHRISTOPHER W. CLAUS                           June 25, 2003
-----------------------------------                -----------------------------
Christopher W. Claus                               Date
Trustee


On this 25th day of June, 2003, before me, Patricia McClain , the undersigned Notary Public, personally appeared Christopher W. Claus, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
                                                    /S/ PATRICIA MCCLAIN
My Commission Expires:                             -----------------------------
                                                   Notary Public
August 17, 2003                                    State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Treasurer of USAA STATE TAX-FREE TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as the Treasurer of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ DAVID HOLMES                                   June 25, 2003
------------------------------------               -----------------------------
David Holmes                                       Date
Treasurer (Principal Financial and
Accounting Officer)


On this 25th day of June, 2003, before me, Patricia McClain , the undersigned Notary Public, personally appeared David Holmes, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
                                                    /S/ PATRICIA MCCLAIN
My Commission Expires:                             -----------------------------
                                                   Notary Public
August 17, 2003                                    State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ ROBERT L. MASON                                June 25, 2003
---------------------------------                  -----------------------------
Robert L. Mason                                    Date
Trustee


On this 25th day of June, 2003, before me, Patricia McClain , the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
                                                    /S/ PATRICIA MCCLAIN
My Commission Expires:                             -----------------------------
                                                   Notary Public
August 17, 2003                                    State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ RICHARD A. ZUCKER                              June 25, 2003
---------------------------------                  -----------------------------
Richard A. Zucker                                  Date
Trustee


On this 25th day of June, 2003, before me, Patricia McClain , the undersigned Notary Public, personally appeared Richard A. Zucker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
                                                    /S/ PATRICIA MCCLAIN
My Commission Expires:                             -----------------------------
                                                   Notary Public
August 17, 2003                                    State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/S/ BARBARA B. DREEBEN                             June 25, 2003
-------------------------------                    -----------------------------
Barbara B. Dreeben                                 Date
Trustee


On this 25th day of June, 2003, before me, Patricia McClain , the undersigned Notary Public, personally appeared Barbara B. Dreeben, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal
                                                    /S/ PATRICIA MCCLAIN
My Commission Expires:                             -----------------------------
                                                   Notary Public
August 17, 2003                                    State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ MICHAEL F. REIMHERR                            June 25, 2003
------------------------------                     -----------------------------
Michael F. Reimherr                                Date
Trustee



On this 25th day of June, 2003, before me, Patricia McClain , the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
                                                    /S/ PATRICIA MCCLAIN
My Commission Expires:                             -----------------------------
                                                   Notary Public
August 17, 2003                                    State of Texas

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware statutory trust, (the "Trust"), constitutes and appoints Christopher W. Claus, Clifford A. Gladson, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/S/ LAURA T. STARKS                                June 25, 2003
-----------------------------                      -----------------------------
Laura T. Starks                                    Date
Trustee


On this 25th day of June, 2003, before me, Patricia McClain , the undersigned Notary Public, personally appeared Laura T. Starks, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal
                                                    /S/ PATRICIA MCCLAIN
My Commission Expires:                             -----------------------------
                                                   Notary Public
August 17, 2003                                    State of Texas